Semiannual Report

Growth
Stock
Fund

June 30, 2000

T. Rowe Price

Report Highlights
--------------------------------------------------------------------------------

Growth Stock Fund

o Reality returned to the stock market, but your fund bucked the sell-off and posted solid returns.

o The fund outpaced the S&P 500 and the Lipper Growth Funds Average due to its focus on wireless communications, semiconductor, and pharmaceutical stocks.

o Our belief that true value emerges over time bore fruit when market sentiment shifted to financially sound companies in recent months.

o We added several new holdings to the portfolio and took profits in Yahoo! and America Online.

o Stocks may feel some pressure short term, but we are optimistic about the growth potential of our holdings.




UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

Fellow Shareholders

Some say the only thing that's constant is change, and we are inclined to agree after observing the shifting landscape in the stock market during the past six months. Last year ended on a note of Internet euphoria, but it faded in the new year as investors rigorously evaluated corporate earnings and subsequently reevaluated stock prices. In addition, several quarters of strong economic growth fueled concerns about higher inflation and interest rates. In short, a welcome realism returned to the stock market, although we are happy to report that your fund bucked the downdraft and posted solid returns for the first half of 2000.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 6/30/00               6 Months         12 Months
--------------------------------------------------------------------------------

Growth Stock Fund                      8.15%            21.70%

S&P 500                               -0.43              7.24

Lipper Growth Funds
Average                                3.04             19.61

     The first half of the year was particularly volatile, highlighted by a steep correction in April following a strong rally in the first quarter of the year. However, in the face of the severe sell-off, which damaged many equities sectors, your fund returned 8.15% for the six-month period, well ahead of the unmanaged Standard & Poor's 500 Stock Index and the Lipper Growth Funds Average. For the 12 months ended June 30, fund results far surpassed the broad S&P 500 but were more in line with our peer group average. Our strong return for the half year was driven by our investments in wireless communications, semiconductor, and pharmaceutical companies.

MARKET ENVIRONMENT

     Two trends emerged in the last six months that should reward your portfolio over time. The first was a return to saner measures of valuation. The second was a slight deceleration in economic growth. Benjamin Graham, one of the most influential investment philosophers of the 20th century, once said that in the short term the market is a voting machine, and in the long term it is a weighing machine. He meant that short-term swings reflect the passing whims of investors, while value finds its true level over time. Since we are long-term investors who buy the stocks of companies we believe in, we attempt to "weigh" the value of companies by using the best measure we know of: current and future cash generation. There are times when the short-term voting machine puts its faith in a different set of investment characteristics, and last year was one of those times. During such periods, long-term investors who understand the benefit of sound financial underpinnings for a company can only scratch their heads and try to position themselves for the eventual emergence of true value. Fortunately, during the past six months, the market began to swing toward our view of market valuations, and your portfolio was rewarded. While only time will tell whether this trend will continue, we are confident that Ben Graham's famous dictum is as valid today as it was in the early 1900s.

Portfolio Characteristics
--------------------------------------------------------------------------------

                                          Growth Stock
                                              Domestic
As of 6/30/00                                Portfolio         S&P 500
--------------------------------------------------------------------------------

Earnings Growth Rate

     Past 5 Years                                19.0%           15.4%

     Projected 5 Years *                         19.5            14.7

Dividend Growth Rate

     Past 5 Years                                13.0            11.0

     Projected 5 Years *                         10.0            10.5

Return on Equity

     Past 5 Years                                23.9            25.7

Long-Term Debt as
Percent of Capital                               21.3            24.1

P/E Ratio (12-month forward
projected earnings)                              36.7X           30.0X

* Forecasts are based on T. Rowe Price research and are in no way indicative of future investment returns.

     The economy appears to be cooling somewhat, and cost inflation seems to be rising while market prices remain stable, except for oil and some petroleum derivatives. When the waters get choppy and the sky grows dark, the premium increases for a good captain with sound navigation skills to weather the passing storm. We will not always get it right, but we are confident that the companies in your portfolio are run exceedingly well and should continue to shine in the coming months.

     Outside of the U.S., economic growth appears to be increasing, while political deregulation of the economy should keep inflation in check. We view this as a positive sign for large-cap growth companies, since they tend to be more global in nature than their smaller-cap brethren.

INVESTMENT REVIEW

     Last year ended with extremely narrow stock leadership, but performance broadened considerably in the first six months of 2000. In the growth universe that we inhabit, pharmaceuticals and HMOs reversed their early 1999 declines with strong results. Optical infrastructure and semiconductors drove the powerful move in the technology sector. Biotechnology and associated equipment providers also posted strong returns.

Sector Diversification
--------------------------------------------------------------------------------

Technology                          44

Consumer Nondurables                15

Financial                           13

Consumer Services                   13

Energy                               4

Conglomerates                        3

Other                                5

Reserves                             3

Based on net assets as of 6/30/00.

     The key to your fund's sound performance over the past six months was our focus on several macroeconomic trends that we saw developing, and our avoidance of problems specific to individual companies. As a result, your portfolio performed well overall, although it was not devoid of blemishes.

     During the last 12 months, we turned our attention to providers of cellular equipment and services and built positions in Nextel Communications, Texas Instruments, and Samsung Electronics. We invested in the explosive growth of optical infrastructure with Corning, Nortel Networks, JDS Uniphase, and SDL. We added Waters Corporation and MedImmune in the biotech area.

     Around these core moves, we attempted to take advantage of the market's fickleness by buying companies we like when their stock valuations finally looked reasonable to us. Pursuing this theme, we added State Street to the portfolio, bought and sold Yahoo! and America Online, and purchased newer growth companies like Ariba and Siebel Systems when the market corrected in early spring.

     While we still struggle with the valuations and future prospects of many New Economy companies, we do feel that change is constant and shifting market currents need to be recognized. Accordingly, we will consider owning more of these companies when their future appears clearer to us, and their stock valuations have more solid financial underpinnings to support them. (See the chart on the next page for the average P/E ratio of the fund's U.S. stocks compared with that of the S&P 500.)

Growth Stock Fund P/E Relative to the S&P 500 P/E

6/75     1.429
         1.320
         1.439
         1.349
         1.320
         1.330
         1.295
         1.218
         1.224
         1.207
         1.215
         1.219
         1.263
         1.193
         1.145
         1.090
         1.118
         1.061
         1.025
         1.088

6/80     1.111
         1.195
         1.295
         1.313
         1.312
         1.426
         1.267
         1.235
         1.186
         1.286
         1.483
         1.522
         1.424
         1.500
         1.473
         1.264
         1.233
         1.103
         1.185
         1.196

6/85     1.216
         1.171
         1.226
         1.204
         1.163
         1.122
         1.106
         1.108
         1.000
         1.063
         1.024
         0.992
         1.066
         1.105
         1.191
         1.207
         1.153
         1.209
         1.028
         1.000

6/90     1.035
         0.944
         0.985
         1.072
         1.007
         1.026
         1.144
         1.152
         1.019
         1.019
         1.122
         1.054
         1.055
         1.072
         1.149
         1.086
         1.118
         1.170
         1.316
         1.196

6/95     1.145
         1.130
         1.133
         1.147
         1.090
         1.120
         1.085
         1.074
         1.016
         1.025
         0.950
         0.986
         1.005
         0.967
         1.019
         1.019
         1.046
         1.086
         1.067
         1.111

6/00     1.26

This chart shows the history of the average (unweighted) price/earnings (P/E) ratio of the fund's U.S. portfoliocompanies compared with the P/E ratio of the S&P 500 Stock Index. The line labeled 1.0 represents the P/E ratioof the S&P 500 while the dark blue line is the fund's P/E. At the end of June, the fund's P/E ratio was 1.26 versus 1.00 for the index, or 26% higher than the S&P 500's P/E ratio.


OUTLOOK

As we enter the last six months of 2000, it seems to us that the long series of rate hikes by the Federal Reserve is succeeding in slowing the economy from its robust pace without tipping it into recession. Over the near term, with uncertainty about the future of interest rates still in the air, stocks may experience a bit of pressure. Longer term, however, a smooth transition to slower growth will be beneficial. Risk was a word that was given little consideration in 1999, but investors have rediscovered its meaning as we progress through the year 2000.

We believe the U.S. economy will continue on its healthy path and that inflation, while rising in recent months, should remain contained at an acceptable level. We will continue to monitor the health of your holdings, and we remain optimistic about their growth prospects.

As always, we will work diligently on your behalf in our search for attractive investments, both here and abroad.

Respectfully submitted,




Robert W. Smith

Chairman of the Investment Advisory Committee

July 21, 2000


T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

     TWENTY-FIVE LARGEST HOLDINGS

                                                     Percent of
                                                     Net Assets
                                                        6/30/00
    ----------------------------------------------------------------------------

    Pfizer                                                 3.3%
    Cisco Systems                                          2.7
    Microsoft                                              2.5
    Tyco International                                     1.9
    GE                                                     1.8
    ----------------------------------------------------------------------------

    Citigroup                                              1.8
    Intel                                                  1.7
    Freddie Mac                                            1.7
    Dell Computer                                          1.7
    WorldCom                                               1.7
    ----------------------------------------------------------------------------

    Corning                                                1.7
    Oracle                                                 1.6
    Vodafone                                               1.6
    Flextronics International                              1.3
    Nextel Communications                                  1.3
    ----------------------------------------------------------------------------

    Safeway                                                1.3
    JDS Uniphase                                           1.2
    Eli Lilly                                              1.2
    Baxter International                                   1.2
    Viacom                                                 1.2
    ----------------------------------------------------------------------------

    Wal-Mart                                               1.2
    Nortel Networks                                        1.2
    Royal Dutch Petroleum                                  1.1
    Applied Materials                                      1.1
    ACE Limited                                            1.1
    ----------------------------------------------------------------------------

    Total                                                  40.1%

    Note: Table excludes reserves.


T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------

     MAJOR PORTFOLIO CHANGES

     (Listed in descending order of size)

     6 Months Ended 6/30/00

     Ten Largest Purchases
     ---------------------------------------------------------------------------

     AT&T*

     Nortel Networks*

     Pharmacia & Upjohn***

     Siebel Systems*

     NEXTLINK Communications*

     WorldCom

     Samsung Electronics*

     Ariba*

     Sprint PCS*

     Microsoft


     Ten Largest Sales
     ---------------------------------------------------------------------------

     3Com**

     MediaOne Group***

     AT&T**

     Telecom Italia Mobile**

     Lucent Technologies**

     Computer Associates

     Corning

     Citrix Systems**

     Tyco International

     Citigroup

       *  Position added
      **  Position eliminated
     ***  Acquired by another company


T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     Growth Stock Fund - SECchart
     ---------------------------------------------------------------------------

                  S&P Stock          Growth Stock
                  Index              Fund

6/30/90           10,000             10,000
6/91              10,739             10,093
6/92              12,180            111,507
6/93              13,840             13,201
6/94              14,034             14,127
6/95              17,694             17,203
6/96              22,294             20,863
6/97              30,030             27,078
6/98              39,088             34,862
6/99              47,983             41,279
6/00              51,459             50,237


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

     Periods Ended 6/30/00     1 Year    3 Years      5 Years       10 Years
     ---------------------------------------------------------------------------

     Growth Stock Fund         21.70%     22.88%       23.90%         17.52%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Growth Stock Fund

Unaudited

For a share outstanding throughout each period

Financial Highlights
--------------------------------------------------------------------------------

                     6 Months      Year
                        Ended     Ended
                      6/30/00  12/31/99  12/31/98  12/31/97  12/31/96  12/31/95

NET ASSET VALUE

Beginning of period  $  33.27  $  32.07  $  28.99  $  26.18  $  23.35  $  18.75

Investment activities
 Net investment
 income (loss)           0.02      0.11      0.22      0.23      0.19      0.23

 Net realized and
 unrealized gain
 (loss)                  2.69      6.61      7.38      6.65      4.89      5.57

 Total from
 investment activities   2.71      6.72      7.60      6.88      5.08      5.80

Distributions

 Net investment
 income                  --       (0.10)    (0.25)    (0.20)    (0.19)    (0.23)

 Net realized gain       --       (5.42)    (4.27)    (3.87)    (2.06)    (0.97)

 Total distributions     --       (5.52)    (4.52)    (4.07)    (2.25)    (1.20)


NET ASSET VALUE

End of period        $  35.98  $  33.27  $  32.07  $  28.99  $  26.18  $  23.35
                     ----------------------------------------------------------

Ratios/Supplemental Data

Total return(diamond)   8.15%    22.15%    27.41%    26.57%    21.70%    30.97%

Ratio of total expenses
to average net assets   0.73%!    0.74%     0.74%     0.75%     0.77%     0.80%

Ratio of net investment
income (loss) to average
net assets              0.13%!    0.31%     0.67%     0.75%     0.74%     1.09%

Portfolio
turnover rate           77.5%!    55.8%     54.8%     40.9%     49.0%     42.5%

Net assets, end of period
(in millions)        $  6,043  $  5,672  $  5,041  $  3,988   $3 ,431  $  2,762

(diamond)   Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
        !   Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------
Unaudited                                                      June 30, 2000

Statement of Net Assets                              Shares/Per        Value
--------------------------------------------------------------------------------
                                                                In Thousands

Common Stocks  96.8%

FINANCIAL  12.6%

Bank and Trust  2.7%

Bank of New York                                      1,060,000   $   49,290

Chase Manhattan                                         262,500       12,091

Firstar                                               2,200,000       46,337

Mellon Financial                                        950,000       34,616

Wells Fargo                                             600,000       23,250

                                                                     165,584

Insurance  2.0%

ACE Limited                                           2,400,000       67,200

Hartford Financial Services Group                       600,000       33,562

Mutual Risk Management                                  585,332       10,134

PartnerRe                                               237,209        8,406

                                                                     119,302

Financial Services  7.9%

AMBAC Financial Group                                   200,000       10,963

Associates First Capital (Class A)                    1,206,500       26,920

Capital One Financial                                   955,000       42,617

Citigroup                                             1,816,300      109,432

Fairfax Financial Holdings (CAD) *                       70,400        7,706

Fannie Mae                                              920,400       48,033

Freddie Mac                                           2,525,000      102,263

Kansas City Southern Industries                         380,000       33,701

Morgan Stanley Dean Witter                              500,000       41,625

Providian Financial                                     280,000       25,200

State Street                                            260,000       27,576

                                                                     476,036

Total Financial                                                      760,922

UTILITIES  1.7%

Telephone  1.7%

WorldCom *                                            2,185,400      100,324

Total Utilities                                                      100,324

CONSUMER NONDURABLES  14.5%

Beverages  1.4%

Coca-Cola                                               500,000   $   28,719

PepsiCo                                               1,251,300       55,604

                                                                      84,323

Hospital Supplies/Hospital Management  3.1%

Baxter International                                  1,000,000       70,312

UnitedHealth Group                                      704,300       60,394

Wellpoint Health Networks *                             780,000       56,501

                                                                     187,207

Biotechnology  1.8%

Amgen *                                                 250,000       17,570

Genetech *                                              295,000       50,740

MedImmune *                                             543,900       40,232

                                                                     108,542

Pharmaceuticals  7.4%

American Home Products                                  800,000       47,000

Bristol-Myers Squibb                                    434,600       25,316

Eli Lilly                                               725,000       72,409

Merck                                                   290,000       22,221

Pfizer                                                4,111,250      197,340

Pharmacia                                             1,018,000       52,618

Schering-Plough                                         670,000       33,835

                                                                     450,739

Miscellaneous Consumer Products  0.8%

Gillette                                                450,000       15,722

Philip Morris                                         1,150,900       30,571

                                                                      46,293

Total Consumer Nondurables                                           877,104


CONSUMER SERVICES  12.8%

Restaurants  0.1%

McDonald's                                              200,000        6,588

                                                                       6,588

General Merchandisers  2.6%

Circuit City Stores                                     600,000       19,913

Kroger *                                              1,599,400       35,287

Safeway *                                             1,675,400   $   75,602

Target                                                  425,000       24,650

                                                                     155,452

Specialty Merchandisers  3.7%

CVS                                                   1,297,100       51,884

Home Depot                                            1,080,000       53,933

Lowes                                                   625,000       25,664

Wal-Mart                                              1,210,000       69,726

Wal-Mart de Mexico ADR *                              1,000,000       23,875

                                                                     225,082

Entertainment and Leisure  1.0%

MGM Grand + *                                         1,300,773       39,698

Starwood Hotels & Resorts Worldwide, REIT               640,900       20,869

                                                                      60,567

Media and Communications  5.4%

AT&T Liberty Media *                                  1,740,000       42,195

Clear Channel Communications *                          469,100       35,182

Comcast (Class A Special) *                           1,575,000       63,837

Infinity Broadcasting (Class A) *                     1,005,700       36,645

Omnicom                                                 430,000       38,297

Time Warner                                             320,000       24,320

Viacom (Class B) *                                    1,030,750       70,284

VNU (EUR)                                               327,900       16,936

                                                                     327,696

Total Consumer Services                                              775,385

CONSUMER CYCLICALS  0.2%

Building and Real Estate  0.2%

Masco                                                   724,700       13,090

Total Consumer Cyclicals                                              13,090

TECHNOLOGY  41.1%

Networking  2.7%

Cisco Systems *                                       2,551,400      162,094

                                                                     162,094

Electronic Components  8.1%

Altera *                                                575,000       58,596

Atmel *                                                 450,000       16,594

Intel                                                   775,000   $  103,583

Kyocera (JPY)                                           159,000       26,958

Maxim Integrated Products *                             882,800       59,948

Philips Electronics (EUR) *                           1,409,200       66,461

PMC-Sierra *                                            160,100       28,443

Samsung Electronics (KRW)                               117,900       39,017

Sony (JPY)                                              331,000       30,883

Texas Instruments                                       823,800       56,585

                                                                     487,068

Electronic Systems  6.9%

Applied Materials *                                     750,000       67,992

Dell Computer *                                       2,050,000      101,155

Flextronics International *                           1,150,000       79,027

Hewlett-Packard                                         300,000       37,462

Lexmark International (Class A) *                       127,700        8,588

PE Biosystems                                           267,200       17,602

Solectron *                                           1,520,000       63,650

Waters *                                                357,200       44,583

                                                                     420,059

Specialized Computer  0.5%

Sun Microsystems *                                      355,000       32,294

                                                                      32,294

Aerospace and Defense  0.4%

United Technologies                                     375,000       22,078

                                                                      22,078

Computer Services  4.4%

America Online *                                      1,220,000       64,355

Automatic Data Processing                               950,000       50,884

Ceridian *                                              850,000       20,453

Computer Associates                                     350,000       17,916

Concord EFS *                                         1,050,000       27,300

First Data                                            1,180,000       58,558

Yahoo! *                                                230,200       28,523

                                                                     267,989

Computer Software  8.1%

Ariba *                                                 494,600       48,502

BMC Software *                                        1,150,000       41,939

Electronic Arts *                                       358,400       26,152

Microsoft *                                           1,875,000   $  149,941

Oracle *                                              1,150,000       96,636

Peregrine Systems *                                     290,000       10,096

Siebel Systems *                                        320,000       52,350

Softbank (JPY)                                           65,800        8,930

VERITAS Software *                                      470,000       53,095

                                                                     487,641

Wireless & Alternative Telecommunications  4 1%

Nextel Communications *                               1,240,000       75,834


NEXTLINK Communications *                               920,000       34,874

Sprint PCS *                                            700,000       41,650

Vodafone Airtouch (GBP)                              18,500,000       75,439

Vodafone Airtouch PLC ADR                               494,000       20,470

                                                                     248,267

Telecom Equipment  5.9%

Corning                                                 370,100       99,881

JD Uniphase *                                           611,000       73,224

LM Ericsson (Class B) (SEK)                           1,572,000       31,101

Nokia ADR                                             1,070,000       53,433

Nortel Networks                                       1,020,000       69,615

SDL *                                                    96,700       27,581

                                                                     354,835

Total Technology                                                   2,482,325


CAPITAL EQUIPMENT  2.4%

Electrical Equipment  1.8%

GE                                                    2,070,000      109,710

                                                                     109,710

Machinery  0.6%

Danaher                                                 500,000       24,719

Teleflex                                                335,400       12,431

                                                                      37,150

Total Capital Equipment                                              146,860


BUSINESS SERVICES AND
TRANSPORTATION  1.0%

Distribution Services  0.3%

Compass Group (GBP)                                   1,500,000   $   19,757

                                                                      19,757

Miscellaneous Business Services  0.7%

Randstad Holdings (EUR)                               1,054,800       39,022

                                                                      39,022

Total Business Services and Transportation                            58,779

ENERGY  3.8%

Energy Services  0.9%

Baker Hughes                                          1,600,000       51,200

                                                                      51,200

Integrated Petroleum - International  2.9%

Chevron                                                 600,000       50,887

Exxon Mobil                                             740,687       58,144

Royal Dutch Petroleum                                 1,105,000       68,027

                                                                     177,058

Total Energy                                                         228,258


PROCESS INDUSTRIES  0.3%

Paper and Paper Products  0.3%

Kimberly-Clark                                          320,000       18,360

Total Process Industries                                 18,360

MISCELLANEOUS  6.4%

Conglomerates  3.0%

Hutchison Whampoa (HKD)                               4,400,000       55,314

Tomkins (GBP)                                         4,140,100       13,437

Tyco International                                    2,440,100      115,600

                                                                     184,351

Other  Miscellaneous Common Stocks 3.4%                              204,244

Total Miscellaneous                                                  388,595

Total Common Stocks (Cost  $3,713,067)                             5,850,002

Convertible Bonds  0.2%

E*Trade, (144a), 6.00%, 2/1/07                       $14,000,000  $   12,705

Total Convertible Bonds (Cost  $14,000)                               12,705

Short-Term Investments  3.1%

Money Market Funds  3.1%

Reserve Investment Fund, 6.68%, # !                  187,254,089     187,254

Total Short-Term Investments (Cost  $187,254)                        187,254

Total Investments in Securities

100.1% of Net Assets (Cost $3,914,321)                            $6,049,961

Other Assets Less Liabilities                                         (6,973)

NET ASSETS                                                        $6,042,988
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income -
net of distributions                                              $    4,741

Accumulated net realized gain/loss -
net of distributions                                                 788,695

Net unrealized gain (loss)                                         2,135,687

Paid-in-capital applicable to 167,957,624 shares
of $1.00 par value capital stock outstanding;
200,000,000 shares authorized                                      3,113,865

NET ASSETS                                                        $6,042,988
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    35.98
                                                                  ----------

   #  Seven-day yield
   !  Affiliated company
   *  Non-income producing
   +  Private placement
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 0.2% of net assets.
 ADR  American Depository Receipt
REIT  Real Estate Investment Trust
 CAD  Canadian dollar
 EUR  Euro
 GBP  British sterling
 HKD  Hong Kong dollar
 JPY  Japanese yen
 KRW  South Korean won
 SEK  Swedish krona

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands


                                                             6 Months
                                                                Ended
                                                              6/30/00

  Investment Income (Loss)

  Income
    Dividend                                               $   19,114
    Interest (including $5,074,000 from affiliates)             5,557

    Total income                                               24,671

  Expenses

    Investment management                                      16,196
    Shareholder servicing                                       4,406
    Custody and accounting                                        214
    Prospectus and shareholder reports                            107
    Registration                                                   18
    Directors                                                       9
    Legal and audit                                                 7
    Miscellaneous                                                  21

    Total expenses                                             20,978
    Expenses paid indirectly                                       (5)

    Net expenses                                               20,973

    Net investment income (loss)                                3,698

  Realized and Unrealized Gain (Loss)

  Net realized gain (loss)
    Securities                                                586,767
    Foreign currency transactions                              (1,419)
    Net realized gain (loss)                                  585,348

  Change in net unrealized gain or loss
    Securities                                               (134,608)
    Other assets and liabilities
    denominated in foreign currencies                              57
    Change in net unrealized gain or loss                    (134,551)

  Net realized and unrealized gain (loss)                     450,797

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                   $  454,495
                                                           ----------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                       6 Months         Year
                                                          Ended        Ended
                                                        6/30/00     12/31/99

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)                       $    3,698   $   15,897
  Net realized gain (loss)                              585,348      818,030
  Change in net unrealized gain or loss                (134,551)     222,474

  Increase (decrease) in net
  assets from operations                                454,495    1,056,401

Distributions to shareholders
  Net investment income                                    --        (14,697)
  Net realized gain                                        --       (795,142)
  Decrease in net assets from distributions                --       (809,839)

Capital share transactions *
  Shares sold                                           392,015      572,132
  Distributions reinvested                                 --        761,616
  Shares redeemed                                      (475,853)    (949,227)

  Increase (decrease) in net
  assets from capital
  share transactions                                    (83,838)     384,521

  Net Assets

Increase (decrease) during period                       370,657      631,083
Beginning of period                                   5,672,331    5,041,248

End of period                                        $6,042,988   $5,672,331
                                                     ----------   ----------

*Share information
  Shares sold                                            11,559       17,127
  Distributions reinvested                                 --         24,481
  Shares redeemed                                       (14,069)     (28,337)

  Increase (decrease) in shares outstanding              (2,510)      13,271

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------
Unaudited                                                       June 30, 2000

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Growth Stock Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on January 1, 1950. The fund seeks long-term capital growth and, secondarily, increasing dividend income by investing in the common stocks of well-established growth companies.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Affiliated As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,167,873,000 and $2,256,791,000, respectively, for the six months ended June 30, 2000.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $3,914,321,000. Net unrealized gain aggregated 2,135,640,000 at period-end, of which $2,261,548,000 related to appreciated investments and $125,908,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $2,779,000 was payable at June 30, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.25% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At June 30, 2000, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $3,561,000 for the six months ended June 30, 2000, of which $690,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Growth Fund held approximately 5.6% of the outstanding shares of the fund at June 30, 2000. For the six months then ended, the fund was allocated $356,000 of Spectrum expenses, $104,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2000, totaled $5,074,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the six months ended June 30, 2000, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $21,488,000 with certain affiliates of the manager and paid commissions of $22,000 related thereto.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services and Information


     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 - Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person - Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking - Available on most fixed-income funds ($500 minimum).

     Automatic Investing - From your bank account or paycheck.

     Automatic Withdrawal - Scheduled, automatic redemptions.

     Distribution Options - Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services - Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments - Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


     INVESTMENT INFORMATION

     Combined Statement - Overview of all your accounts with T. Rowe Price.

     Shareholder Reports - Fund managers' reviews of their strategies and results.

     T. Rowe Price Report - Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update - Quarterly review of all T. Rowe Price fund results.

     Insights Educational - reports on investment strategies and financial markets.

     Investment Guides - Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
     ** Based on a July 2000 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

Stock Funds

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery*
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond
International Bond


MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.
! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including fees and expenses. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


T. Rowe Price Advisory Services and Retirement Resources
--------------------------------------------------------------------------------

Advisory Services, Retirement Resources

     T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

     ADVISORY SERVICES

     T. Rowe Price Retirement Income ManagerSM helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

     T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

     RETIREMENT RESOURCES AT T. ROWE PRICE

     Traditional, Roth, and Rollover IRAs
     SEP-IRA and SIMPLE IRA
     Profit Sharing
     Money Purchase Pension
     "Paired" Plans (Money Purchase
      Pension and Profit Sharing Plans)
     401(k) and 403(b)
     457 Deferred Compensation

     Planning and Informational Guides

     Minimum Required Distributions Guide
     Retirement Planning Kit
     Retirees Financial Guide
     Tax Considerations for Investors

     Insights Reports

     The Challenge of Preparing for Retirement
     Financial Planning After Retirement
     The Roth IRA: A Review

     Software Packages

     T. Rowe Price Retirement Planning
      AnalyzerTM CD-ROM or diskette $19.95.
      To order, please call 1-800-541-5760.
      Also available on the Internet for $9.95.

     T. Rowe Price Variable Annuity AnalyzerTM
      CD-ROM or diskette, free. To order,
      please call 1-800-469-5304.

     T. Rowe Price Immediate Variable
      Annuity (Income Account)

     Investment Kits

     We will be happy to send you one of our
     easy-to-follow investment kits when you
     are ready to invest in any T. Rowe Price retirement vehicle, including IRAs, quali-fied plans, small-business plans, or our no-load variable annuities.


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site.

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Invest with Confidence (registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.         F40-051  6/30/00